Note 10 - Discontinued Operations (Tables)	12 Months Ended
Jun. 28, 2015
Notes Tables
Disposal Groups, Including Discontinued Operations [Table Text Block]
	June 28, 2015	June 29, 2014
Gain on sale of Bowl America Winter Park	$-	$-
Loss on Bowl America Winter Park operations	-	(4,268)
Discontinued operations income (loss) before taxes	-	(4,268)
Net income tax (benefit) and taxes	-	(1,494)
(Loss) gain from discontinued operations, net of tax	$-	$(2,774)